UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: DECEMBER 31

Date of reporting period: JUNE 30, 2004

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds I N T E R N E T T O L L K E E P E R F U N D SM Semiannual Report June 30, 2004 Long-term growth of capital through companies that are strategically positioned to benefit from the expansion of the Internet.

Goldman Sachs Internet Tollkeeper FundSM Effective August 1, 2004, the Internet Tollkeeper Fund changed its name to Goldman Sachs Tollkeeper Fund. In conjunction with the name change, the Fund changed its investment focus from equity investments in Internet Tollkeeper companies to Tollkeeper companies. Tollkeepers are high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. Please refer to the Prospectus supplement dated April 29, 2004 for more information. NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS INTERNET TOLLKEEPER FUND℠

What Differentiates Goldman Sachs Internet Tollkeeper Investment Process?

The Goldman Sachs Internet Tollkeeper Fund seeks to provide investors with a unique solution to investing in the Internet. The Fund invests in established growth companies that are strategically positioned to benefit long term from the growth of the Internet by providing media/content, services, technology and improved business models to Internet companies and Internet users.

Goldman Sachs' Growth Equity Investment Process

1 STOCK SELECTION

Buy the business:
Invest as though we are actually buying the company, rather than trading its stock

Buy high-quality growth businesses:

- Strong brand name
- Dominant market share
- Recurring revenue stream
- Free cash flow generation
- Long product life cycles
- Strong company management

Buy at a discount to the business' true value

2 PORTFOLIO CONSTRUCTION

Team Based:
Portfolio decisions are made by the entire team

Continuous Scrutiny:
Daily review of market, industry and company developments

Fundamental Analysis:
Portfolio holdings are determined by the risk reward characteristics and the team's conviction in the overall business

3 RESULT

Growth stock portfolio that:

- is **strategically positioned** for long-term growth
- has **low turnover** — a result of **bottom-up stock selection** with a focus on **long-term investing**
- is a **high quality portfolio** that is well positioned for **long-term growth**

1

G O L D M A N S A C H S I N T E R N E T T O L L K E E P E R F U N DSM Performance Overview Dear Shareholder: This report provides an overview on the performance of the Goldman Sachs Internet Tollkeeper Fund during the six- month reporting period that ended June 30, 2004. Performance Review During the six-month period that ended June 30, 2004, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 0.86%, 0.44%, 0.59%, 1.13%, and 1.15%, respectively. Over the same time period, the Fund’s benchmarks, the Goldman Sachs Internet Index, Nasdaq Composite Index, and S&P 500 Index generated cumulative total returns of 60.69%, 2.22%, and 3.44%, respectively. The U.S. equity markets posted modest gains during the reporting period. In the first quarter 2004, investors were preoccupied with concerns over anemic job growth and the potential for a “jobless” economic recovery. However, these fears abruptly changed in the second quarter as nearly one million new jobs were created from March through May 2004. In addition, corporate profits continued to be very strong and consumer confidence reached a two-year high in June 2004. Despite these positive trends, the surge in employment and signs of inflationary pressures caused investors to become preoccupied with the prospect of higher interest rates. At the end of the period, the Federal Open Market Committee raised short-term interest rates from 1.00% to 1.25%, the first such increase in four years. Looking at the reporting period as a whole, the market was led by consumer industries such as foods, beverages, and household/personal care. After a weak first quarter, Internet, defense, and energy companies also benefited from the growing recovery and posted positive results in the second quarter. Media-related companies, such as radio broadcasting and cable, were notably weak due to poor advertising sales. Fund Name Change Effective August 1, 2004, the Goldman Sachs Internet Tollkeeper Fund will change its name to the Goldman Sachs Tollkeeper Fund. The Fund’s investment focus will be on high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. Goldman Sachs Asset Management believes that Tollkeeper Fund is a simpler, yet still accurate, way to describe the portfolio’s investment themes. The Fund’s place in the Morningstar “Specialty-Technology” category will not change. Portfolio Positioning The Fund invests primarily in established growth businesses within the media, telecommunications, technology, and Internet sectors. Portfolio Highlights Although the Fund generated positive absolute returns during the reporting period, it underperformed its technology-based benchmarks during the period. 2

G O L D M A N S A C H S I N T E R N E T T O L L K E E P E R F U N DSM Within the Media sector, the Fund’s holdings that are exposed to the radio market were weak, as analysts were disappointed by near term advertising sales. While the recent stock performance from Fund holdings Viacom, Inc. and Clear Channel Communications, Inc. is disappointing, we remain focused on what we feel are their competitive advantages and long-term growth prospects. We believe Viacom owns an attractive group of cable networks, a well-positioned broadcast network, and many of the country’s largest markets in radio and outdoor advertising. While President and Chief Operating Officer Mel Karmazin’s resignation during the period was disappointing, we are pleased that he was replaced by two executives who we believe have been instrumental in the success of their respective divisions. On the positive side of the Media sector, Lamar Advertising Co. and The E.W. Scripps Co., the latter of which is a diversified firm with interests in newspapers, national television networks, broadcast television, and television retailing, enhanced results. During the first quarter 2004, E.W. Scripps’ revenue increased 18% versus a year ago. We believe this was a result of the strength of its cable television operations and increases in advertising sales. Within the Technology sector, the Fund held a number of stocks that contributed to results, including Microsoft Corp., eBay, Inc., Yahoo!, Inc., ADTRAN, Inc., and QUALCOMM, Inc. ? Lamar Advertising Co. — Lamar is the largest outdoor advertising (billboard) company in the U.S. Outdoor advertising has rebounded along with the increases in cable, broadcast, and online advertising. We believe Lamar is a dominant player in mid- and small-market outdoor advertising, as it enjoys an average 85% market share in these markets. ? Crown Castle International Corp. — Crown Castle International’s stock rallied as it reported strong first quarter 2004 results and raised its guidance for the remainder of the year. The firm’s leasing levels were also positive, due to wireless customer demand for better coverage and capacity. Additionally, in the second quarter 2004, Crown Castle announced the sale of its UK operations to native National Grid Transco. We view this as a positive move for Crown Castle. ? Microsoft Corp. — Microsoft continues to be the low-cost provider of PC operating systems and business software, while investing in units such as Microsoft Business Solutions, MSN, and the XBox. With its recent anti-trust settlement behind it, Microsoft plans to use some of its estimated $56 billion of cash to benefit shareholders by paying a special one-time, three-dollar a share dividend, and to buy back a portion of its outstanding stock. Additionally, the company has gained operating system market share over the past four years in the face of competition by open-source products such as Linux. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Growth Equity Management Team July 16, 2004 3

G O L D M A N S A C H S I N T E R N E T T O L L K E E P E R F U N DSM Fund Basics as of June 30, 2004 Assets Under Management P E R F O R M A N C E R E V I E W
January 1, 2004– Fund Total Return S&P 500 NASDAQ Goldman Sachs $428.2 Million
June 30, 2004 (based on NAV)1 Index2 Composite Index2 Internet Index2
Class A 0.86% 3.44% 2.22% 60.69% Class B0.44 3.44 2.22 60.69 Number of Holdings Class C 0.59 3.44 2.22 60.69 Institutional 1.13 3.44 2.22 60.69 37 Service 1.15 3.44 2.22 60.69
1The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. N A S D A Q S Y M B O L S 2The Indexes are unmanaged and do not reflect any fees or expenses. The S&P 500 and NASDAQ Composite Indexes reflect the reinvestment of dividends.
Class A Shares S T A N D A R D I Z E D T O T A L R E T U R N S 3
GITAX For the period ended 6/30/04 Class A Class B Class C InstitutionalService One Year 13.67% 14.26% 18.45% 20.78% 20.49% Class B Shares Since Inception3 -7.89 -7.89 -7.50 -6.41 -6.82 (10/1/99)
GITBX 3The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the Class C Shares assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. GITCX Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Institutional Shares Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption GITIX of Fund shares. T O P 1 0 H O L D I N G S A S O F 6 / 3 0 / 0 4 4 Service Shares Holding % of Total Net Assets Line of Business Crown Castle International Corp. 9.2% Wireless GITSX QUALCOMM, Inc. 8.6 Telecommunications Equipment Microsoft Corp. 6.9 Computer Software Dell, Inc. 5.0 Computer Hardware Viacom, Inc. 4.6 Media Univision Communications, Inc. 4.6 Media Cisco Systems, Inc. 4.5 Computer Hardware Intel Corp. 4.0 Semiconductors Clear Channel Communications, Inc. 4.0 Media Avocent Corp. 3.9 Computer Hardware 4The top 10 holdings may not be representative of the Fund’s future investments. 4

GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Statement of Investments
June 30, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – 100.3%

Applications Software – 0.4%
106,411	Salesforce.com, Inc.*	$1,710,025

Computer Hardware – 14.7%
452,750	Avocent Corp.*	16,634,035
820,900	Cisco Systems, Inc.*	19,455,330
598,900	Dell, Inc.*	21,452,598
480,830	EMC Corp.*	5,481,462

		63,023,425

Computer Software – 11.4%
167,100	Electronic Arts, Inc.*	9,115,305
1,031,240	Microsoft Corp.	29,452,214
171,000	Symantec Corp.*	7,486,380
85,200	Take-Two Interactive Software, Inc.*	2,610,528

		48,664,427

Financial Technology – 2.9%
293,890	CheckFree Corp.*	8,816,700
78,660	First Data Corp.	3,501,943

		12,318,643

Hotel & Leisure – 0.4%
38,190	GTECH Holdings Corp.	1,768,579

Information Services – 3.0%
268,660	Iron Mountain, Inc.*	12,965,532

Internet – 5.8%
140,400	eBay, Inc.*	12,909,780
323,400	Yahoo!, Inc.*	11,749,122

		24,658,902

Media – 31.9%
786,487	Cablevision Systems Corp.*@	15,454,470
544,363	Citadel Broadcasting Co.*	7,931,369
457,334	Clear Channel Communications, Inc.	16,898,491
299,500	Comcast Corp.*	8,269,195
273,200	Cox Communications, Inc.*@	7,592,228
197,600	EchoStar Communications Corp.*	6,076,200
104,580	Lamar Advertising Co.*	4,533,543
76,468	The E.W. Scripps Co.	8,029,140
665,550	Time Warner, Inc.*	11,700,369
610,900	Univision Communications, Inc.*@	19,506,037
552,821	Viacom, Inc. Class B	19,746,766
222,220	Westwood One, Inc.*	5,288,836
206,100	XM Satellite Radio Holdings, Inc.*@	5,624,469

		136,651,113

Semiconductors – 10.0%
612,868	Intel Corp.	16,915,157
176,670	KLA-Tencor Corp.*	8,723,964
204,600	Linear Technology Corp.	8,075,562
280,050	Tessera Technologies, Inc.*	5,046,501
121,600	Xilinx, Inc.	4,050,496

		42,811,680

Specialty Financials – 1.1%
467,550	The Charles Schwab Corp.	4,493,156

Telecommunications Equipment – 9.5%
115,300	ADTRAN, Inc.	3,847,561
505,300	QUALCOMM, Inc.	36,876,794

		40,724,355

Wireless – 9.2%
2,677,375	Crown Castle International Corp.*	39,491,281

TOTAL COMMON STOCKS
(Cost $432,829,704)		$429,281,118

TOTAL INVESTMENTS BEFORE SECURITIES
LENDING COLLATERAL
(Cost $432,829,704)		$429,281,118

Shares	Description	Value
Securities Lending Collateral – 6.5%

28,075,625	Boston Global Investment Trust – Enhanced Portfolio	$28,075,625

TOTAL SECURITIES LENDING COLLATERAL
(Cost $28,075,625)		$28,075,625

TOTAL INVESTMENTS – 106.8%
(Cost $460,905,329)		$457,356,743

*	Non-income producing security.

@	All or portion of security is on loan.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.       5

 GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Statement of Assets and Liabilities
June 30, 2004 (Unaudited)

Assets:

Investment in securities, at value (identified cost $432,829,704)	$429,281,118
Securities lending collateral, at value (which approximates cost)	28,075,625
Receivables:
Investment securities sold	894,917
Fund shares sold	749,229
Dividends	86,968
Securities lending income	3,926
Other assets	11,768

Total assets	459,103,551

Liabilities:

Due to Custodian	61,040
Payables:
Payable upon return of securities loaned	28,075,625
Fund shares repurchased	1,605,359
Amounts owed to affiliates	667,197
Investment securities purchased	360,197
Accrued expenses	139,883

Total liabilities	30,909,301

Net Assets:

Paid-in capital	1,865,633,683
Accumulated net investment loss	(3,867,484)
Accumulated net realized loss on investment transactions	(1,430,023,363)
Net unrealized loss on investments	(3,548,586)

NET ASSETS	$428,194,250

Net asset value, offering and redemption price per share:(a)
Class A	$7.05
Class B	$6.80
Class C	$6.80
Institutional	$7.19
Service	$7.04

Shares outstanding:
Class A	22,961,677
Class B	24,942,744
Class C	12,137,277
Institutional	1,934,061
Service	17,242

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	61,993,001

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $7.46. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

6      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Statement of Operations
For the Six Months Ended June 30, 2004 (Unaudited)

Investment income:

Dividends	$480,053
Interest (including securities lending income of $15,489)	22,476

Total income	502,529

Expenses:

Management fees	2,268,440
Distribution and Service fees(a)	1,539,969
Transfer Agent fees(b)	416,637
Custody and accounting fees	56,844
Printing fees	45,356
Registration fees	27,034
Professional fees	25,159
Trustee fees	7,062
Service Share fees	255
Other	63,504

Total expenses	4,450,260

Less — expense reductions	(80,247)

Net expenses	4,370,013

NET INVESTMENT LOSS	(3,867,484)

Realized and unrealized gain (loss) on investment transactions:

Net realized gain from investment transactions	8,221,887
Net change in unrealized loss on investments	(1,375,559)

Net realized and unrealized gain on investment transactions	6,846,328

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,978,844

(a)	Class A, Class B and Class C Shares had Distribution and Service fees of $210,899, $892,561 and $436,509, respectively.
(b)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $160,283, $169,587, $82,937, $3,810 and $20, respectively.

The accompanying notes are an integral part of these financial statements.       7

 GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Statements of Changes in Net Assets

	For the Six Months Ended	For the Year Ended
	June 30, 2004 (Unaudited)	December 31, 2003

From operations:

Net investment loss	$(3,867,484)	$(7,528,302)
Net realized gain (loss) on investment transactions	8,221,887	(103,855,896)
Net change in unrealized gain (loss) on investments	(1,375,559)	274,733,132

Net increase in net assets resulting from operations	2,978,844	163,348,934

From share transactions:

Proceeds from sales of shares	20,966,025	93,905,961
Cost of shares repurchased	(86,477,000)	(158,593,795)

Net decrease in net assets resulting from share transactions	(65,510,975)	(64,687,834)

TOTAL INCREASE (DECREASE)	(62,532,131)	98,661,100

Net assets:

Beginning of period	490,726,381	392,065,281
End of period	$428,194,250	$490,726,381

Accumulated net investment loss	$(3,867,484)	$—

8      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Notes to Financial Statements
June 30, 2004 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”) (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Internet Tollkeeper Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans.

D. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or from paid-in-capital, depending on the type of book/tax differences that may exist.

E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

 GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Notes to Financial Statements (continued)
June 30, 2004 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”) serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.

     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”), computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Service Share fees, Distribution and Service fees, Transfer Agent fees and expenses, litigation and indemnification costs, taxes, interest, brokerage commissions, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annualized basis 0.064% of the average daily net assets of the Fund.

     For the six months ended June 30, 2004, GSAM reimbursed approximately $79,800. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2004, the custody fees were reduced by approximately $500 under such arrangements.

     Goldman Sachs serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended June 30, 2004, Goldman Sachs advised the Fund that it retained approximately $9,100, $1,100 and $200, respectively, for Class A, Class B and Class C Shares, respectively.

     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributed to Class B or Class C Shares.

     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively, on an annualized basis, of the average daily net asset value of the Service Shares.

     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

     At June 30, 2004, the amounts owed to affiliates were approximately $350,000, $240,000 and $65,000 and $12,000 for Management, Distribution and Service, Transfer Agent fees and Over Reimbursement of “Other Expenses,” respectively.

GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the six months ended June 30, 2004, were $74,945,810 and $144,222,117, respectively.

     For the six months ended June 30, 2004, Goldman Sachs did not earn brokerage commissions from portfolio transactions.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through its securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Fund’s securities lending procedures the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with the other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2004 is reported parenthetically on the Statement of Operations. A portion of this amount, $4, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2004, BGA earned $2,713 in fees as securities lending agent. At June 30, 2004, the Fund had securities on loan having a market value of $27,682,146 collateralized by cash in the amount of $28,075,625, which was invested in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory Trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. At June 30, 2004, there were no outstanding securities on loan to Goldman Sachs.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% (400% prior to May 26, 2004) of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the six months ended June 30, 2004, the Fund did not have any borrowings under this facility.

7. ADDITIONAL TAX INFORMATION

As of the most recent fiscal year ended December 31, 2003, the Fund’s capital loss carryforward on a tax basis was as follows:

Capital loss carryforward
Expiring 2009	$(812,803,859)
Expiring 2010	(476,361,177)
Expiring 2011	(137,998,151)

Total Capital loss carryforward	$(1,427,163,187)

 GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Notes to Financial Statements (continued)
June 30, 2004 (Unaudited)

7. ADDITIONAL TAX INFORMATION (continued)

At June 30, 2004, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$471,987,392
Gross unrealized gain	32,043,623
Gross unrealized loss	(46,674,272)

Net unrealized security gain (loss)	$(14,630,649)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and the recognition of gains on appreciated stock for tax purposes.

8. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The actions allege violations of the Act, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaints allege, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and made untrue statements of material fact in registration statements and reports filed pursuant to the Act. Based on currently available information, GSAM believes that the likelihood that the purported class action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs funds.

9. SUBSEQUENT EVENT

Effective August 1, 2004, the Internet Tollkeeper Fund changed its name to Goldman Sachs Tollkeeper Fund. In conjunction with the name change, the Fund changed its investment focus from equity investments in Internet Tollkeeper companies to Tollkeeper companies. Tollkeepers are high quality technology, media or service companies that adopt or use technology to improve cost structure, revenue opportunities or competitive advantage.

GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended		For the Year Ended
	June 30, 2004 (Unaudited)		December 31, 2003

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,283,979	$15,939,317	12,612,133	$69,281,237
Shares converted from Class B(a)	1,566	11,010
Shares repurchased	(5,204,454)	(36,299,683)	(17,394,722)	(96,549,323)

	(2,918,909)	(20,349,356)	(4,782,589)	(27,268,086)

Class B Shares
Shares sold	174,538	1,189,747	1,109,969	6,207,948
Shares converted to Class A(a)	(1,624)	(11,010)
Shares repurchased	(3,223,543)	(21,784,168)	(6,082,352)	(34,384,442)

	(3,050,629)	(20,605,431)	(4,972,383)	(28,176,494)

Class C Shares
Shares sold	229,715	1,559,824	1,996,875	10,557,688
Shares repurchased	(1,815,609)	(12,262,759)	(4,274,112)	(23,362,395)

	(1,585,894)	(10,702,935)	(2,277,237)	(12,804,707)

Institutional Shares
Shares sold	256,761	1,856,688	1,315,962	7,858,220
Shares repurchased	(2,216,449)	(15,777,232)	(697,402)	(4,252,295)

	(1,959,688)	(13,920,544)	618,560	3,605,925

Service Shares
Shares sold	58,765	409,439	190	868
Shares repurchased	(48,405)	(342,148)	(8,763)	(45,340)

	10,360	67,291	(8,573)	(44,472)

NET DECREASE	(9,504,760)	$(65,510,975)	(11,422,222)	$(64,687,834)

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

 GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
	Net asset				Distributions	Net asset
	value,	Net	Net realized	Total from	to shareholders	value,
	beginning	investment	and unrealized	investment	from net	end of
	of period	loss(c)	gain (loss)	operations	realized gains	period

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2004 - Class A Shares	$6.99	$(0.04)	$0.10	$0.06	$—	$7.05
2004 - Class B Shares	6.77	(0.07)	0.10	0.03	—	6.80
2004 - Class C Shares	6.76	(0.07)	0.11	0.04	—	6.80
2004 - Institutional Shares	7.11	(0.03)	0.11	0.08	—	7.19
2004 - Service Shares	6.96	(0.05)	0.13	0.08	—	7.04
FOR THE YEARS ENDED DECEMBER 31,

2003 - Class A Shares	4.80	(0.08)	2.27	2.19	—	6.99
2003 - Class B Shares	4.68	(0.12)	2.21	2.09	—	6.77
2003 - Class C Shares	4.67	(0.12)	2.21	2.09	—	6.76
2003 - Institutional Shares	4.86	(0.05)	2.30	2.25	—	7.11
2003 - Service Shares	4.78	(0.08)	2.26	2.18	—	6.96

2002 - Class A Shares	7.91	(0.08)	(3.03)	(3.11)	—	4.80
2002 - Class B Shares	7.77	(0.12)	(2.97)	(3.09)	—	4.68
2002 - Class C Shares	7.77	(0.12)	(2.98)	(3.10)	—	4.67
2002 - Institutional Shares	7.98	(0.06)	(3.06)	(3.12)	—	4.86
2002 - Service Shares	7.89	(0.09)	(3.02)	(3.11)	—	4.78

2001 - Class A Shares	11.90	(0.13)	(3.86)	(3.99)	—	7.91
2001 - Class B Shares	11.79	(0.20)	(3.82)	(4.02)	—	7.77
2001 - Class C Shares	11.78	(0.20)	(3.81)	(4.01)	—	7.77
2001 - Institutional Shares	11.97	(0.09)	(3.90)	(3.99)	—	7.98
2001 - Service Shares	11.88	(0.13)	(3.86)	(3.99)	—	7.89

2000 - Class A Shares	19.25	(0.20)	(6.94)	(7.14)	(0.21)	11.90
2000 - Class B Shares	19.20	(0.33)	(6.87)	(7.20)	(0.21)	11.79
2000 - Class C Shares	19.19	(0.33)	(6.87)	(7.20)	(0.21)	11.78
2000 - Institutional Shares	19.25	(0.13)	(6.94)	(7.07)	(0.21)	11.97
2000 - Service Shares	19.23	(0.21)	(6.93)	(7.14)	(0.21)	11.88
FOR THE PERIOD ENDED DECEMBER 31,

1999 - Class A Shares (commenced October 1)	10.00	(0.05)	9.30	9.25	—	19.25
1999 - Class B Shares (commenced October 1)	10.00	(0.08)	9.28	9.20	—	19.20
1999 - Class C Shares (commenced October 1)	10.00	(0.08)	9.27	9.19	—	19.19
1999 - Institutional Shares (commenced October 1)	10.00	(0.03)	9.28	9.25	—	19.25
1999 - Service Shares (commenced October 1)	10.00	(0.05)	9.28	9.23	—	19.23

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM

						Ratios assuming no
						expense reductions

	Net assets			Ratio of				Ratio of
	at end of	Ratio of		net investment		Ratio of total		net investment		Portfolio
Total	period	net expenses to		loss to		expenses to		loss to		turnover
return(a)	(in 000s)	average net assets		average net assets		average net assets		average net assets		rate

0.86%	$161,938	1.50	%(b)	(1.28	)%(b)	1.54	%(b)	(1.32	)%(b)	17%
0.44	169,718	2.25	(b)	(2.03	)(b)	2.29	(b)	(2.07	)(b)	17
0.59	82,504	2.25	(b)	(2.03	)(b)	2.29	(b)	(2.07	)(b)	17
1.13	13,913	1.10	(b)	(0.87	)(b)	1.14	(b)	(0.91	)(b)	17
1.15	121	1.60	(b)	(1.39	)(b)	1.64	(b)	(1.43	)(b)	17

45.63	180,819	1.50		(1.30)		1.55		(1.35)		27
44.66	189,420	2.25		(2.04)		2.30		(2.09)		27
44.75	92,752	2.25		(2.04)		2.30		(2.09)		27
46.30	27,687	1.10		(0.89)		1.15		(0.94)		27
45.61	48	1.60		(1.39)		1.65		(1.44)		27

(39.32)	147,055	1.51		(1.46)		1.56		(1.51)		28
(39.77)	154,251	2.26		(2.21)		2.31		(2.26)		28
(39.90)	74,765	2.26		(2.21)		2.31		(2.26)		28
(39.10)	15,920	1.11		(1.06)		1.16		(1.11)		28
(39.42)	74	1.61		(1.56)		1.66		(1.61)		28

(33.53)	325,639	1.50		(1.37)		1.50		(1.37)		24
(34.10)	345,170	2.25		(2.12)		2.25		(2.12)		24
(34.04)	173,860	2.25		(2.12)		2.25		(2.12)		24
(33.33)	56,030	1.10		(0.97)		1.10		(0.97)		24
(33.59)	309	1.60		(1.40)		1.60		(1.40)		24

(37.24)	664,994	1.50		(1.13)		1.50		(1.13)		82
(37.65)	621,790	2.25		(1.88)		2.25		(1.88)		82
(37.67)	339,431	2.25		(1.88)		2.25		(1.88)		82
(36.88)	104,631	1.10		(0.74)		1.10		(0.74)		82
(37.28)	566	1.60		(1.29)		1.60		(1.29)		82

92.50	575,535	1.50	(b)	(1.29	)(b)	1.79	(b)	(1.58	)(b)	16
92.00	537,282	2.25	(b)	(2.04	)(b)	2.54	(b)	(2.33	)(b)	16
91.90	329,135	2.25	(b)	(2.05	)(b)	2.54	(b)	(2.34	)(b)	16
92.50	68,275	1.10	(b)	(0.88	)(b)	1.39	(b)	(1.17	)(b)	16
92.30	53	1.60	(b)	(1.35	)(b)	1.89	(b)	(1.64	)(b)	16

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F U N D S P R O F I L E Goldman Sachs Funds Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets. Today, Goldman Sachs Asset Management, L.P. and other units of the Investment Management Division of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $400.1 billion in assets under management as of March 31, 2004 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers. THE GOLDMAN SACHS ADVANTAGE Our goal is to deliver: Strong, Consistent Investment Results Global Resources and Global Research Team Approach Disciplined Processes Innovative, Value-Added Investment Products Thoughtful Solutions Risk Management Outstanding Client Service Dedicated Service Teams Excellence and Integrity G O L D M A N S A C H S F U N D S In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations. INTERNATIONAL EQUITY DOMESTIC EQUITY FIXED INCOME MONEY MARKET
Lower Risk/Return
High Risk/Return
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
International Equity Funds Asia Growth Fund Emerging Markets Equity Fund International Growth Opportunities Fund Japanese Equity Fund European Equity Fund International Equity Fund CORESM International Equity Fund
Domestic Equity Funds Small Cap Value Fund CORESM Small Cap Equity Fund Mid Cap Value Fund Concentrated Growth Fund Growth Opportunities Fund Research Select FundSM Strategic Growth Fund Capital Growth Fund Large Cap Value Fund Growth and Income Fund CORESM Large Cap Growth Fund CORESM Large Cap Value Fund CORESM U.S. Equity Fund Specialty Funds Internet Tollkeeper FundSM CORESM Tax-Managed Equity Fund Real Estate Securities Fund
Asset Allocation Funds Balanced Fund Asset Allocation Portfolios Fixed Income Funds Emerging Markets Debt Fund High Yield Fund High Yield Municipal Fund Global Income Fund Investment Grade Credit Fund Core Fixed Income Fund U.S. Mortgages Fund Municipal Income Fund Government Income Fund Short Duration Tax-Free Fund Short Duration Government Fund Ultra-Short Duration Government Fund Enhanced Income Fund Money Market Funds1
1 An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. The Goldman Sachs Research Select FundSM, Internet Tollkeeper FundSM and CORESM are service marks of Goldman, Sachs & Co.

Effective August 1, 2004, the Internet Tollkeeper Fund changed its name to Goldman Sachs Tollkeeper Fund. In conjunction with the name change, the Fund changed its investment focus from equity investments in Internet Tollkeeper companies to Tollkeeper companies. Tollkeepers are high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005
T R U S T E E S O F F I C E R S Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President
John P. Coblentz, Jr. James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President Mary Patterson McPherson John M. Perlowski, Treasurer Alan A. Shuch Howard B. Surloff, Secretary Wilma J. Smelcer Richard P. Strubel Kaysie P.
Uniacke G O L D M A N , S AC H S & CO. G O L D M A N S AC H S A S S E T M A N AG E M E N T, L . P.
Distributor and Transfer Agent Investment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month end returns. The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money. Holdings are as of June 30, 2004 and are subject to change in the future. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund’s participation in the initial public offering (IPO) market during its initial start-up phase may have had a magnified impact on the Fund’s performance because of its relatively small asset base at start-up. As the Fund’s assets grow, it is probable that the effect of IPO investments on the Fund’s performance will not be as significant. The Fund is subject to greater risk of loss as a result of adverse economic business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. The Fund invests in “Internet Tollkeeper” companies, and its net asset value may fluctuate substantially over time. Because the Fund concentrates its investments in Internet Tollkeeper companies, the Fund’s performance may be substantially different from the returns of the broader stock market and of “pure” Internet funds. Past performance is not an indication of future returns and, depending on the timing of your investment, you may lose money even if the Fund’s past returns have been positive. Goldman, Sachs & Co. is the distributor of the Fund. Goldman Sachs Internet Tollkeeper FundSM is a service mark of Goldman, Sachs & Co. Copyright 2004 Goldman, Sachs & Co. All rights reserved. Date of first use: August 29, 2004 04-1132 / TOLLSAR / 91.6K / 07-04

ITEM 2.	CODE OF ETHICS.

Not applicable to the semi-annual report for the period ending June 30, 2004.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to the semi-annual report for the period ending June 30, 2004.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to the semi-annual report for the period ended June 30, 2004.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable to the semi-annual report for the period ended June 30, 2004.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Exhibit 99.CODE	Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrants's Form N-CSR filed on March 8, 2004 for its Real Estate Securites Fund (Accession Number 0000950123-04-0002984)

(a)(2)	Exhibit 99.CERT Exhibit 99.906CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ Kaysie Uniacke

By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: August 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kaysie Uniacke
By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: August 26, 2004

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Trust

Date: August 26, 2004